Exhibit 10.11



                      OFFICE LEASE AGREEMENT


                          by and between



                    BROOKDALE INVESTORS, L.P.
                            (Landlord)

                               and

                 Natural Gas Technologies, Inc.-
                             (Tenant)

                      Dated:  March 12, 1997



                        TABLE OF CONTENTS

                                                              Page

ARTICLE  1.  PREMISES . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE  2.  TERM AND CONDITION OF LEASED PREMISES. . . . . . . .1

ARTICLE  3.  USE, NUISANCE, OR HAZARD . . . . . . . . . . . . . .2

ARTICLE  4.  RENT . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE  5.  RENT ADJUSTMENT. . . . . . . . . . . . . . . . . . .3

ARTICLE  6.  SERVICES TO BE PROVIDED BY LANDLORD. . . . . . . . .6

ARTICLE  7.  REPAIRS AND MAINTENANCE BY LANDLORD. . . . . . . . .7

ARTICLE  8.  REPAIRS AND CARE OF BUILDING COMPLEX BY TENANT . . .7

ARTICLE  9.  TENANT'S EQUIPMENT AND INSTALLATIONS . . . . . . . .8

ARTICLE 10.  FORCE MAJEURE. . . . . . . . . . . . . . . . . . . .8

ARTICLE 11.  MECHANICS' AND MATERIALMAN'S LIENS . . . . . . . . .8

ARTICLE 12.  ARBITRATION. . . . . . . . . . . . . . . . . . . . .9

ARTICLE 13.  INSURANCE. . . . . . . . . . . . . . . . . . . . . .9

ARTICLE 14.  QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . 10

ARTICLE 15.  ALTERATIONS. . . . . . . . . . . . . . . . . . . . 10

ARTICLE 16.  FURNITURE, FIXTURES, AND PERSONAL PROPERTY . . . . 11

ARTICLE 17.  TAXES. . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE 18.  ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . 11

ARTICLE 19.  FIRE AND CASUALTY. . . . . . . . . . . . . . . . . 13

ARTICLE 20.  CONDEMNATION . . . . . . . . . . . . . . . . . . . 14

ARTICLE 21.  HOLD HARMLESS. . . . . . . . . . . . . . . . . . . 14

ARTICLE 22.  DEFAULT BY TENANT. . . . . . . . . . . . . . . . . 14

ARTICLE 23.  LIEN FOR RENT AND SECURITY AGREEMENT . . . . . . . 18

ARTICLE 24.  RIGHT TO RELOCATE. . . . . . . . . . . . . . . . . 18

ARTICLE 25.  ATTORNEYS' FEES. . . . . . . . . . . . . . . . . . 19

ARTICLE 26.  NON-WAIVER . . . . . . . . . . . . . . . . . . . . 19

ARTICLE 27.  RULES AND REGULATIONS. . . . . . . . . . . . . . . 19

ARTICLE 28.  ASSIGNMENT BY LANDLORD . . . . . . . . . . . . . . 19

ARTICLE 29.  LIABILITY OF LANDLORD. . . . . . . . . . . . . . . 19

ARTICLE 30.  SUBORDINATION AND ATTORNMENT . . . . . . . . . . . 19

ARTICLE 31.  HOLDING OVER . . . . . . . . . . . . . . . . . . . 20

ARTICLE 32.  SIGNS. . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE 33.  HAZARDOUS SUBSTANCES . . . . . . . . . . . . . . . 20

ARTICLE 34.  COMPLIANCE WITH LAWS AND OTHER REGULATIONS . . . . 21

ARTICLE 35.  SEVERABILITY . . . . . . . . . . . . . . . . . . . 21

ARTICLE 36.   NOTICES . . . . . . . . . . . . . . . . . . . . . 22
ARTICLE 37.  OBLIGATIONS OF SUCCESSORS, PLURALITY, GENDER . . . 22

ARTICLE 38.  ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . 22

ARTICLE 39.  PARAGRAPH CAPTIONS . . . . . . . . . . . . . . . . 22

ARTICLE 40.  CHANGES. . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE 41.  AUTHORITY. . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 42.  BROKERAGE. . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 43.  EXHIBITS . . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 44.  APPURTENANCES. . . . . . . . . . . . . . . . . . . 23

ARTICLE 45.  COUNTERCLAIM AND JURY. . . . . . . . . . . . . . . 23

ARTICLE 46.  RECORDING. . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 47.  MORTGAGEE PROTECTION . . . . . . . . . . . . . . . 24

ARTICLE 48.  SHORING. . . . . . . . . . . . . . . . . . . . . . 24



                         LEASE AGREEMENT



     THIS LEASE AGREEMENT (Lease) is made as of the 6 day of March, 1997, by Brookdale Investors, L.P. (Landlord), and Natural Gas Technologies, Inc. (Tenant).


                       W I T N E S S E T H:

                       ARTICLE 1. PREMISES

     Subject to all of the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord the premises (Leased Premises), outlined on Exhibit B to this Lease, containing approximately square feet of rentable area (Rentable Area of the Leased Premises) on the Third floor of the 6-story office building commonly known as Atrium at Bent Tree (Building). The land described in Exhibit A to this Lease and all improvements thereon and appurtenances thereto, including, but not limited to, the Building, access roadway, and related areas, are in this Lease collectively called the "Building Complex."

         ARTICLE 2. TERM AND CONDITION OF LEASED PREMISES

     2.1. The term of the Lease (Term) will commence on April 1, 1997 (Commencement Date), and end on August 31, 1998 (Expiration Date), unless sooner terminated (Termination Date) as hereinafter provided. Notwithstanding the foregoing, if Landlord's Work (as hereinafter defined) has not been substantially completed by April I 1 199 7- , for any reason other than a delay that is caused by Tenant, then the Commencement Date will be postponed until the date of substantial completion In that event, the Expiration Date will be Auguqt 31, 1998 after the Commencement Date. Landlord's Work will be deemed substantially completed upon the issuance of a certificate of substantial completion by Landlord's architect or of a temporary or permanent Certificate of Occupancy by the local building authority even though minor or unsubstantial details of construction, mechanical adjustment, or decoration remain to be performed. The Commencement Date of this Lease and the obligation of Tenant to pay rent, additional rent, and all other charges hereunder shall not be delayed or postponed by reason of any delay by Tenant in performing changes or alterations in the Leased Premises to be performed by Tenant. If the Term commences on a day other than the first day of a month, then the Rent (as defined below in Section 4.1) shall be immediately paid for such partial month prorated on the basis of a thirty (30) day month.

      2.2. Landlord shall, at its sole cost and expense, not to exceed $ per rentable square foot, perform the construction work (Landlord's Work) set forth in the plans and specifications annexed hereto as Exhibit C. To the extent not specified therein, items or materials shall be "building standard" (as to both quality and quantity), as determined by Landlord. Tenant shall pay for any cost incurred as a result of any change in said plans and specifications, and shall be responsible for any delays caused by any such change.

           2.2.1. Tenant shall give Landlord written notice of any incomplete Landlord's Work or unsatisfactory conditions or defects in the Leased Premises within thirty (30) days after the Commencement Date, and Landlord shall, at its sole expense, complete the Landlord's Work and remedy the unsatisfactory conditions or defects as soon as possible. The existence of any incomplete Landlord's Work, unsatisfactory conditions, or defects shall not affect the Commencement Date or the obligation of Tenant to pay Rent.

           2.2.2. Tenant represents that Tenant has inspected the Leased Premises andthe Building, is thoroughly acquainted with their condition, and takes the Leased Premises "AS IS AND WITH ALL FAULTS," and the taking of possession of the Leased Premises by Tenant will be conclusive evidence that the Leased Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the condition of the Building, the Leased Premises, the land upon which the Building is constructed, or any other matter or thing affecting or related to the Building or the Leased Premises, except as herein expressly set forth, and no right, easement, or license is acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.


               ARTICLE 3. USE, NUISANCE, OR HAZARD

      3.1. Tenant will use and occupy the Leased Premises solely for general office purposes and for no other purposes without the prior written consent of Landlord.

      3.2. Tenant will not use, occupy, or permit the use or occupancy of the Leased Premises for any purpose that Landlord, in its reasonable discretion, deems to be illegal, immoral, or dangerous; permit any public or private nuisance; do or permit any act or thing that may disturb the quiet enjoyment of any other tenant of the Building Complex; keep any substance or carry on or permit any operation that might introduce offensive odors or conditions into other portions of the Building Complex; use any apparatus that might make undue noise or set up vibrations in or about the Building Complex; permit anything to be done that would increase the premiums paid by Landlord for fire and extended coverage insurance on the Building Complex or its contents or cause a cancellation of any insurance policy covering all or any part of the Building Complex or any of its contents; or permit anything to be done that is prohibited by or that shall in any way conflict with any law, statute, ordinance, or governmental rule or regulation now or hereinafter in force. Should Tenant do any of the foregoing without the prior written consent of Landlord, it will constitute an Act of Default (as defined below in Section 22.1) and will enable Landlord to resort to any of its remedies.


                         ARTICLE 4. RENT

      4.1. Tenant hereby agrees to pay Landlord a base annual rental (Base
Rent) of See Exhibit E (Base rent schedule) and Thirty six thousand-five hundred ninety two dollars and fifty cents ($36,592.50) per year for each year during the Term. Base Rent will be payable in monthly installments of See Exhibit E (Base rent schedule) ($3049.38) each (Monthly Rent). An installment of Monthly Rent will be due and payable in advance on the first day of each calendar month during the Term, and the first monthly installment will be due and payable on the first day of the first calendar month after the Commencement Date. In addition to the Base Rent, Tenant also agrees to pay the Operating Expenses, Taxes, and any and all other sums of money that become due and payable by Tenant as hereinafter set forth, all of which shall constitute additional rent under this Lease (Additional Rent). The Monthly Rent and the Additional Rent are sometimes hereinafter collectively called "Rent" and shall be paid by check or money order when due in lawful money of the United States without demand, deduction, abatement, or offset at such place as Landlord may designate from time to time. Landlord expressly reserves the right to apply any payment received to Base Rent or to any other item of Rent not paid by Tenant.

      4.2. If any Monthly Rent or Additional Rent or other amount payable by Tenant hereunder is not paid within five (5) days after its due date, Tenant shall pay to Landlord a late charge (Late Charge), as Additional Rent, in an amount of five percent (5%) of the amount of such late payment. Failure to pay any Late Charge will be deemed a Monetary Default (as defined below in Section 22.1.1). The requirement for the Late Charge will be in addition to all other rights and remedies available to Landlord hereunder, at law or in equity, and will not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Failure to charge or collect the Late Charge in connection with any one (1) or more such late payments will not constitute a waiver of Landlord's right to charge and collect a Late Charge in connection with any other or similar or like late payment.

      4.3. Tenant shall pay the amount of Three thousand forty nine dollars and thirty eight cents ($3049.38) upon the execution of this Lease by Tenant, which sum shall be the Monthly Rent for the first calendar month of occupancy of the Term. Tenant shall also pay to Landlord the sum of Three thousand forty nine dollars and thirty eight cents ($3049.38) upon the execution of this Lease by Tenant as security for Tenant's faithful performance of all of the terms, covenants, conditions, and obligations required to be performed by Tenant hereunder (Security Deposit). If Tenant defaults in its performance of any of such terms, covenants, conditions, or obligations, Landlord may, from time to time and without prejudice to any other remedy, apply the Security Deposit to the extent necessary to (i) make good any arrears of Rent or pay any sums owed to Landlord by Tenant; (ii) pay for any damage, injury, expense, or liability sustained by Landlord as a result of any default, including, but not limited to, any damages or deficiencies incurred in the reletting of the Leased Premises and all attorneys' fees associated therewith, regardless of whether the accrual of such damages or deficiencies occurs before or after an eviction; and (iii) pay for the cost of cleaning the Leased Premises. Should Landlord use all or any portion of the Security Deposit to cure any default by Tenant, Tenant shall replace and replenish all of the Security Deposit used in connection with such cure within ten (10) days from Tenant's receipt of written request by Landlord therefor. Failure by Tenant to replace or replenish the Security Deposit within said time will constitute an Act of Default and will entitle Landlord to resort to any of its remedies. The Security Deposit will not be considered an advance payment of Rent nor a measure Of Landlord's damages in case of default by Tenant. Landlord will not be required to account separately for the Security Deposit and may commingle same with any of Landlord's funds. If Tenant performs all of its obligations hereunder, the Security Deposit (or any portion thereof remaining after its application as permitted in Section 4.3 above) will be returned without payment of interest thereon to Tenant within sixty (60) days after the Expiration Date or Termination Date, whichever is later. In the event of a sale or transfer of the Building, Landlord agrees to transfer Tenant's Security Deposit to such Buyer or Successor and such Buyer or Successor shall be bound by this section regarding return of Security Deposit to Tenant.

      4.4. If the Term commences on a date other than the first day of a calendar month or expires or terminates on a date other than the last day of a calendar month, the Rent for any such partial month shall be prorated to the actual number of days Tenant is in occupancy of the Leased Premises for such partial month.

      4.5. All Rent and any other amount payable by Tenant to Landlord under this Lease, if not paid when due, will bear interest from the date due until, paid at an annual rate equal to the prime commercial rate announced from time to time by Texas Commerce Bank, plus 500 basis points (whether or not that announced rate is actually charged by such bank), but not in excess of the maximum nonusurious rate permitted by applicable law. If under any circumstance interest paid to Landlord under this paragraph plus any Late Charge paid to Landlord are deemed under applicable law to be interest in excess of the maximum nonusurious amount, then the excess is automatically to be applied to the payment of all other sums then due and payable under this Lease, and any remaining excess is to be paid to the Tenant. Failure to charge or collect such interest in connection with any one (1) or more, delinquent payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other or similar or like delinquent payments.

      4.6. If Tenant fails to make when due two (2) consecutive payments of Monthly Rental: makes two (2) consecutive payments of Monthly Rent that are returned to Landlord by Tenant's financial institution for insufficient funds, Landlord may require, by giving written notice to Tenant, that all future payments of Rent shall be made in cashiers check or by money order. The foregoing is in addition to any other remedy of Landlord hereunder, at law or in equity.


                   ARTICLE 5.  RENT ADJUSTMENT

      5.1. Definitions.

           5.1.1. "Operating Expenses" as used herein, means all expenses, costs, and disbursements of every kind and nature that Landlord pays or becomes obligated to pay because of or in connection with the ownership, operation, or maintenance of the Building Complex. if less than ninety-five percent (95%) of the Rentable Area of the Building (as defined below in Section 5.1.3) is actually occupied during any Lease Year (as defined below in Section 5.1.2), Operating Expenses for that Lease Year will be the amount that the Operating Expenses would have been for such Lease Year had ninety-five percent (95%) of the Rentable Area of the Building been occupied during all of that; Lease Year, as determined by Landlord. Operating Expenses are to be computed in accordance with generally accepted accounting principles, consistently applied, and are to include, but not be limited to, the items as listed below:

               5.1.1.1. Wages, salaries, and any and all taxes, insurance, and benefits of the Building manager and any clerical, maintenance, or other management employees directly associated with the operation of the Building;

               5.1.1.2. All expenses for the Building management office including rent, office supplies, and materials therefor;

               5.1.1.3.     All supplies, materials, and tools;

               5.1.1.4. All costs incurred in connection with the operation, maintenance, and repair of the Building Complex including, but not limited to, the following: elevators; heating, ventilating, and air conditioning systems; security (if any); cleaning and janitorial; parking lot and landscaping; window washing; and license, permit, and inspection fees;

               5.1.1.5. Costs of water, pure water, sewer, electric, and any other utility charges;

               5.1.1.6. Costs of casualty, rental interruption, and liability insurance, and any deductibles payable thereunder;

               5.1.1.7. Management fees not exceeding 5% of the rents derived by Landlord from the Building Complex;

               5.1.1.8. Any and all Taxes (as defined below) whether Federal, State, county, or municipal, and whether by taxing districts or authorities presently in existence or by others subsequently created (excluding, however, Federal and State taxes on income, if any)and any costs and expenses of contesting the validity of same. "Taxes" means all ad valorem taxes, personal property taxes; all other taxes, assessments, embellishments, use and occupancy taxes, and transit taxes; all water, sewer, and pure water charges not included in Section 5.1.1.5 above; and all excises, levies, licenses, fees and taxes, and all other similar charges, levies, penalties, and taxes, if any, that are levied, assessed, or imposed upon or due and payable in connection with, or constitute a lien upon, the land, the Building, the facilities used in connection therewith, the rentals or receipts therefrom, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of Taxes;

               5.1.1.9. The cost of any capital improvements made to the Building Complex by Landlord after the date of this Lease that are or may be required, by any law, ordinance, rule, regulation, or otherwise that was not applicable or in effect at the time the Building Complex was constructed, including, but not limited to, the Americans with Disabilities Act, amortized over such period as Landlord shall reasonably determine, together with interest on the unamortized balance;

               5.1.1.10. The cost of any labor or energy saving device or other equipment installed by Landlord that improves the operating efficiency of any system within the Building Complex and thereby reduces Operating Expenses. Landlord may add to Operating Expenses in each Lease Year during the useful life of such device or equipment an amount equal to the annual amortization allowance of the cost of such device or equipment as determined in accordance with generally accepted accounting principles, consistently applied, together with interest on the unamortized balance thereof; provided, however, that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such device or equipment; and

               5.1.1.11. Legal, accounting, inspection, and consultation fees incurred in connection with the operation of the Building Complex.

               Expressly excluded from Operating Expenses are the following items:

                    5.1.1.11.1. Replacement of capital investment items (except as provided above);

                    5.1.1.11.2.     Advertising and leasing commissions;

                    5.1.1.11.3. Repairs and restoration paid for by the proceeds of any insurance policies;

                    5.1.1.11.4. Principal, interest, and other costs directly related to financing the Building Complex; and

                    5.1.1.11.5. The cost of special services to tenants (including Tenant) for which a special charge is collected.

          5.1.2. "Lease Year" means a twelve (12) month period commencing on January I and ending on December 31.

          5.1.3. "Tenant's Building Percentage" means Tenant's percentage of the entire Building as determined by dividing the Rentable Area of the Leased Premises by the total Rentable Area of the Building, which is 111,823 square feet. For the purposes of this Section, Tenant I s Building Percentage is 1.87 percent (1.87%). If there is a permanent change in the Rentable Area of the Building as a result of an addition to the Building, partial destruction, modification, or similar cause, Landlord shall make appropriate adjustments in the related computations.

     5.2. If the Operating Expenses for any particular Lease Year exceed the actual Operating Expenses for the 1997 calendar year as adjusted to ninety-five percent (95%) occupancy (Base Year), Tenant will pay to Landlord, as Additional Rent, "Tenant's Share" (as defined below) of the difference between the Operating Expenses for the Lease Year in question and the Base Year. "Tenant's Share" for a particular Lease Year to be determined by multiplying any such difference between Operating Expenses for that Lease Year and the Base Year or pro rata portion thereof, respectively, by Tenant's Building Percentage. Landlord shall, in advance of each Lease Year, estimate what Tenant's Share will be for that Lease Year based in part on Landlord's operating budget for that Lease Year, and Tenant will pay Tenant's Share as so estimated each month (Monthly Escalation Payments). The Monthly Escalation Payments will be due and payable at the same time and in the same manner as the Monthly Rent.

     5.3. Landlord shall, within one hundred twenty (120) days after the end of each Lease Year, provide Tenant with a written statement of the actual Operating Expenses incurred during such Lease Year for the Building Complex, such statement to set forth Tenant's Share of such Operating Expenses. Tenant shall pay Landlord, as Additional Rent, the amount by which Tenant's Share for that Lease Year exceeds the amount of monthly Escalation Payments made by Tenant for that Lease Year, such payment to be made within thirty (30) days after the date of the statement. If Tenant's Share is less than the amount of Monthly Escalation Payments collected by Landlord for that Lease Year, the difference is to be applied as a credit to future Monthly Escalation Payments to become due hereunder. If real estate taxes, utilities, janitorial services, or any other components of Operating Expenses increase during any Lease Year, Landlord may revise Monthly Escalation Payments due during that Lease Year by giving Tenant written notice to that effect, and thereafter Tenant shall pay, in each of the remaining months of that Lease Year, a sum equal to the amount of revised difference in Operating Expenses times Tenant's Building Percentage divided by the number of months remaining in that Lease Year.

      5.4. If, within sixty (60) days following receipt of the operating Expenses statement, neither party hereto delivers to the other party a notice referring in reasonable detail to one (1) or more errors in such statement, it will be conclusively deemed that the information set forth in the statement is correct. Tenant will, however, be entitled to conduct or require an audit to be conducted, provided that not more than one (1) such audit may be conducted during any Lease Year. In no event will payment of Rent ever be contingent upon the performance of such audit. For purposes of any audit, Tenant or Tenant's duly authorized representative, at Tenant's sole cost and expense, will have the right, upon fifteen (15) days' written notice to Landlord, to inspect Landlord's books and records pertaining to Operating Expenses at the offices of Landlord during Landlord's ordinary business hours, provided that the audit must be conducted so as not to interfere with Landlord's business operations and must be reasonable as to scope and time. Alternatively, at Landlord's sole discretion, Landlord may provide an audit of such books and records prepared by a certified public accountant of Landlord's selection, but at Tenant's expense, and that audit will be deemed to be conclusive for the purposes of this Lease.

      5.5. Tenant's obligation with respect to Additional Rent and the payment of Tenant's Share will survive the Expiration Date or Termination Date, and Landlord will have the right to retain the Security Deposit, or no much thereof as it deems necessary, to secure payment of Tenant's Share for the final year of the Lease or part thereof during which Tenant was obligated to pay such expenses. If Tenant occupies the Leased Premises for less than a full calendar year during the first or last calendar years of the Term, Tenant's Share for the partial Lease Year will be calculated by proportionately reducing the Base Year Operating Expenses to reflect the number of months in the Base Year during which Tenant occupied the Leased Premises (Adjusted Base Operating Expenses). The Adjusted Base Operating Expenses will then be compared with the actual Operating Expenses for said partial Lease Year to determine the amount of any increases or decreases in the actual Operating Expenses for such partial Lease Year over the Adjusted Base Operating Expenses. Tenant shall pay Tenant's Share of any such increases within thirty (30) days following the receipt of a final statement.



          ARTICLE 6. SERVICES TO BE PROVIDED BY LANDLORD

      6.1. Subject to Articles 5 and 9 of this Lease, Landlord shall pay for and furnish to Tenant, while Tenant occupies the Leased Premises, the following services:

           6.1.1. Electrical facilities to furnish sufficient power for lighting in the Leased Premises, typewriters, voice writers, calculating machines, personal computers, copy machines, and other machines of similar low electrical consumption, but not including electricity required for any other item of electrical equipment that singly consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase. Tenant shall pay to Landlord monthly, as billed, such charges as may be separately metered (the cost of such meter and its installation to be borne by Tenant) or as Landlord's engineer may compute for any electrical service in excess of that stated above;

           6.1.2. Hot, cold, and refrigerated water at those points of supply provided for general use of all tenants in the Building;

           6.1.3. Janitorial service on a five (5) day week basis at no extra charge pursuant to Exhibit E. Carpet cleaning, except as provided in normal business services, is to be performed at Tenant's request and at Tenant's expense;

           6.1.4. Air conditioning and heating as reasonably required for comfortable use and occupancy under ordinary office conditions from 3:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., Saturdays, but not on Sundays or any legal holiday or on any holiday observed from time to time by a majority of the Building tenants;

           6.1.5. Replacement of all standard fluorescent bulbs in all areas and all incandescent bulbs in public areas, rest room areas, and stairwells. Routine maintenance and electric lighting service for all public areas of the Building Complex in a manner and to the extent deemed by Landlord to be standard; and

           6.1.6. Security for the Building Complex as may be deemed necessary by Landlord. Landlord will not be liable to Tenant for losses due to theft, burglary, or damage done by unauthorized persons on the Building Complex.

     6.2. Landlord will not be liable for any loss or damage arising or alleged to arise in connection with the failure, stoppage, or interruption of any such service, nor will the same be construed as an eviction of Tenant, cause an abatement of Rent, entitle Tenant to any reduction in Rent, or relieve Tenant from the operation of this Lease. Landlord reserves the services or any of them at such times the events mentioned in Article 10 below, but in the event of any such failure, stoppage, or interruption of diligence to have the same restored. Neither diminution nor shutting off of light or air or both, nor any other effect on the Building Complex by any structure erected or condition now or hereafter existing on lands adjacent to or near the Building Complex, shall affect this Lease, abate Rent, or otherwise impose any liability on Landlord.

      6.3. Landlord has the right to reduce heating, cooling, or lighting within the Leased Premises and in the public area in the Building as required by any mandatory fuel or energy-saving program.

      6.4. Unless otherwise provided by Landlord, Tenant shall separately arrange with the applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone and facsimile services as may be required by Tenant in the use of the Leased Premises. Tenant shall directly pay for such telephone and facsimile services as may be required by Tenant in the use of the Leased Premises. Tenant shall directly pay for such telephone and facsimile services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.



          ARTICLE 7. REPAIRS AND MAINTENANCE BY LANDLORD

      7.1. Landlord shall provide for the cleaning and maintenance of the public portions of the Building Complex in keeping with the ordinary standard for similar class office buildings in the Quorum Bent Tree area as a part of Operating Expenses. unless otherwise expressly stipulated herein, Landlord is not required to make any improvements or repairs of any kind or character to the Leased Premises during the Term, except repairs as may be required to the exterior walls, corridors, windows, roof, and other structural elements and equipment of the Building Complex, and such additional maintenance as may be necessary because of damage caused by persons other than Tenant, its agents, employees, licensees, or invitees.

      7.2. Landlord or Landlord's officers, agents, and representatives (subject to any security regulations imposed by any governmental authority) will have the right to enter all parts of the Leased Premises at all reasonable hours upon reasonable advance notice to Tenant, except in cases of emergency when no notice shall be required, to inspect, clean, make repairs, alterations, and additions to the Building Complex or the Leased Premises that Landlord may deem necessary or desirable, to make repairs to adjoining spaces, to cure any defaults of Tenant hereunder that Landlord elects to cure, to show the Leased Premises to prospective tenants or purchasers of the Building, and to provide any service that Landlord is obligated or elects to furnish to Tenant, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof. Landlord will have the right to enter the Leased Premises at any time and by any means in the case of an emergency.



         ARTICLE 8. REPAIRS AND CARE OF BUILDING COMPLEX BY TENANT

      8.1. If the Building, the Building Complex, or any portion thereof, including,but not limited to, the elevators, boilers, engines, pipes, and other apparatus, or members or elements of the Building (or any of them) used for the purpose of climate control of the Building or operating the elevators, water pipes, drainage pipes, electric lighting, or other equipment of the Building or the roof or outside walls of the Building and also the Leased Premises improvements, including, but not limited to, the carpet, wall covering, doors, and woodwork, become damaged or are destroyed through the negligence, carelessness, or misuse of Tenant, its servants, agents, employees, or anyone permitted by Tenant to be in the Building, av through it or them, then the cost of the necessary repairs, replacements, or alterations shall be borne by Tenant, who shall forthwith pay the same on demand to Landlord as Additional Rent. Landlord shall have the exclusive right, but not the obligation, to make any repairs necessitated by such damage.

      8.2. Tenant agrees, at its sole cost and expense, to repair or replace any damage or injury done to the Building Complex, or any part thereof, caused by Tenant, Tenant's agents, employees, licenses, or invitees that Landlord elects not to repair. Tenant shall not injure the Building Complex or the Leased Premises and shall maintain the Leased Premises in a clean, attractive condition and in good repair. If Tenant fails to keep the Leased Premises in such good order, condition, and repair to the satisfaction of Landlord, Landlord may restore the Leased Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, upon demand, the cost of restoring the Leased Premises to such good order and condition and of the making of such repairs, plus an additional charge of fifteen percent (15%) thereof. Tenant shall leave the Leased Premises at the end of each business day in a reasonably tidy condition for the purpose of allowing the performance of Landlord's cleaning services. Upon the Expiration Date or the Termination Date, Tenant shall surrender and deliver up the Leased Premises to Landlord in the same condition in which it existed at the Commencement Date, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. Upon the Expiration Date or the Termination Date, Landlord shall have the right to re-enter and take possession of the Leased Premises.

      8.3. Tenant shall not provide any janitorial or cleaning services without Landlord's written consent, and then only subject to supervision by Landlord, at Tenant's sole responsibility, and by a janitorial or cleaning contractor or employees at all times satisfactory to Landlord.



         ARTICLE 9. TENANT'S EQUIPMENT AND INSTALLATIONS

      9.1. If heat-generating machines or equipment, including telephone equipment, cause the temperature in the Leased Premises, or any part thereof, to exceed the temperatures the Building's air conditioning system would be able to maintain in such Leased Premises were it not for such heat generating equipment, then Landlord reserves the right to install supplementary air conditioning units in the Leased Premises, and upon demand by Landlord, Tenant will pay to Landlord the cost thereof, including the cost of installation and the cost of operation (including water), and maintenance thereof.

      9.2. Except for desk or table-mounted typewriters, adding machines, office calculators, dictation equipment, personal computers, copy machines, and other similar office equipment, Tenant shall not install within the leased Premises any fixtures, equipment, facilities, or other improvements without the specific written consent of Landlord. Tenant shall not, without the specific written consent of Landlord, install or maintain any apparatus or device within the Leased Premises that shall increase the usage of electrical power or water for the Leased Premises to an amount greater than would be normally required for general office use for space of comparable size in the Quorum Bent Tree area; and if any such apparatus or device is so installed, Tenant agrees to furnish Landlord a written agreement to pay for any additional costs of utilities as the result of said installation.



                         ARTICLE 10.  FORCE MAJEURE

      It is understood and agreed with respect to any service to be furnished or obligation to be performed by Landlord for Tenant that in no event will Landlord be liable for failure to furnish or perform the same when prevented from doing so by reason of repair or capital improvement performed at the Building Complex; or by strike, lockout, breakdown, accident, supply, riots, Acts of God, or by inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such service or meet such obligation; or by war or other emergency; or by any cause beyond Landlord's reasonable control; or by any cause due to any act or omission of Tenant or its agents, employees, licensees, invitees, or any persons claiming by, through, or under Tenant.



               ARTICLE 11.  MECHANICS' AND MATERIALMAN'S LIENS

      11.1. Tenant will not suffer or permit any mechanic's or materialman's lien to be filed against the Leased Premises or any portion of the Building Complex by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant. Nothing herein contained will be deemed or construed in any way to constitute the consent or request by Landlord, expressed or implied, by inference or otherwise, for any contractor, subcontractor, laborer, or materialman to perform any labor or to furnish any materials or to make any specific improvement, alteration, or repair of or to the Leased Premises or any portion of the Building Complex, or to give Tenant any right, power, or authority to contract for, or permit the rendering of, any services or the furnishing of any materials that could give rise to the filing of any mechanic's or materialman's lien against the Leased Premises or any portion of the Building Complex.

      11.2. If any such mechanic's or materialman's lien is filed at any time against the Leased Premises or any portion of the Building Complex as the result of any act or omission of Tenant, Tenant covenants that it shall, within twenty (20) days after Tenant receives notice of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as required or permitted by law and to the satisfaction of Landlord. If Tenant fails to take such action, Landlord, in addition to any other right or remedy it may have, may take such action as may be reasonably necessary to protect its interests. Any amounts paid by Landlord in connection with such action, all other expenses of Landlord incurred in connection therewith, including reasonable attorneys' fees, court costs, and other necessary disbursements must be repaid by Tenant to Landlord on demand.



                        ARTICLE 12.  ARBITRATION

      If a dispute arises under Section 5.3 above, or if any dispute relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein, the same shall be submitted to arbitration in accordance with the provisions of applicable state law, if any, as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, are to be conducted pursuant to the rules, regulations, and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration must be given to the ' other at least ten (10) days before submission of the application to the said Association's office in the city wherein the Building is situated (or the nearest other city having an Association office). The arbitrator will hear the parties and their evidence. The decision of the arbitrator may be entered in the appropriate court of law, and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease (i) prior to the expiration of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute, together with a description thereof sufficient for an understanding thereof, and (ii-) where a Tenant payment (e.g., Operating Expenses excess under Article 5 hereof) is in dispute, the amount billed by Landlord having been paid by Tenant. The prevailing party in such arbitration shall be reimbursed for its expenses, including reasonable attorneys' fees.



                          ARTICLE 13.  INSURANCE

      13.1. Landlord shall maintain, as a part of Operating Expenses, fire and extended coverage insurance on the Building Complex. Such insurance shall be maintained with an insurance company selected by Landlord and in amounts desired by Landlord or Landlord's mortgages, and payment for loss is to be made solely to Landlord subject to the rights of the holder of any mortgage or deed of trust that may now or hereafter encumber the Building Complex.

      13.2. Tenant shall maintain, at Tenant's expense, comprehensive general liability insurance, contractual liability insurance, and property damage insurance with respect to the Leased Premises in a form and with an insurance company acceptable to Landlord in a minimum amount of Two Million and 00/100 Dollars ($2,000,000.00) combined single limit with respect to any one occurrence. Tenant shall maintain such insurance at all times during the Term and shall cause a current and valid certificate of such policy to be deposited with Landlord. If Tenant fails to have a current and valid certificate of such policy on deposit with Landlord at all times during the Term, then Landlord will have the right, but not the obligation, to obtain such an insurance policy, and Tenant shall pay Landlord the amount of the premiums applicable to such insurance within ten (10) days after Tenant's receipt of Landlord's request for payment. Said policy of insurance must name Landlord and Tenant as the insureds and be non-cancelable with respect to Landlord except after thirty (30) days' written notice of cancellation from the insurer to Landlord.

      13.3. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, LANDLORD AND TENANT EACH HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION, OR CAUSE OF ACTION AGAINST THE OTHER, ITS AGENTS, EMPLOYEES, LICENSEES, OR INVITEES FOR ANY LOSS OR DAMAGE TO OR AT THE LEASED PREMISES OR THE BUILDING COMPLEX OR TO ANY PERSONAL PROPERTY OF SUCH PARTY THEREIN OR THEREON BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE THAT COULD BE INSURED AGAINST UNDER THE TERMS OF THE INSURANCE POLICIES REFERRED TO HEREINABOVE, TO THE EXTENT OF SUCH INSURANCE, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING THE NEGLIGENCE OR OMISSION OF THE OTHER PARTY HERETO, ITS AGENTS, EMPLOYEES, LICENSEES, OR INVITEES. LANDLORD AND TENANT COVENANT THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST EITHER OF SUCH PARTIES. THIS WAIVER SHALL BE INEFFECTIVE AGAINST ANY INSURER OF LANDLORD OR TENANT TO THE EXTENT THAT SUCH WAIVER IS PROHIBITED BY THE LAWS AND INSURANCE REGULATIONS OF THE STATE OF TEXAS. THE PARTIES HERETO AGREE THAT ANY AND ALL SUCH INSURANCE POLICIES REQUIRED TO BE CARRIED BY EITHER SHALL BE ENDORSED WITH A SUBROGATION CLAUSE, SUBSTANTIALLY AS FOLLOWS: "THIS INSURANCE SHALL NOT BE INVALIDATED SHOULD THE INSURED WAIVE, IN WRITING PRIOR TO A LOSS, ANY AND ALL RIGHT OF RECOVERY AGAINST ANY PARTY FOR LOSS OCCURRING TO THE PROPERTY DESCRIBED THEREIN," AND SHALL PROVIDE THAT SUCH PARTY'S INSURER WAIVES ANY RIGHT OF RECOVERY AGAINST THE OTHER PARTY IN CONNECTION WITH ANY SUCH LOSS OR DAMAGE.



                   ARTICLE 14.  QUIET ENJOYMENT

      If Tenant has performed all its obligations under this Lease, including but not limited to the payment of Rent and all other sums due under this Lease, Tenant will be entitled peaceably and quietly to hold and enjoy the Leased Premises for the Term, without hindrance by Landlord, subject to the terms of this Lease.



                     ARTICLE 15.  ALTERATIONS

      15.1. Tenant agrees that it will not make or allow to be made any alterations, physical additions, or improvements in or to the Leased Premises without first obtaining the written consent of Landlord in each instance, which consent may be conditioned, given, or withheld in Landlord's sole discretion. Tenant shall submit to Landlord plans and specifications of the proposed alterations, additions, or improvements at the time it requests Landlord's approval, and Landlord will have a period of not less than sixty
(60) days therefrom in which to review and approve or disapprove the plans and specifications. Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord in (i) reviewing said plans and specifications, and
(ii) inspecting the alterations, additions, or improvements to determine whether the same are being performed in accordance with the approved plans and specifications and all laws and requirements of public authorities, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. In any instance where Landlord grants such consent and permits Tenant to use its own contractors, laborers, materialmen, and others furnishing labor or materials for Tenant's construction (collectively, "Tenant Is Contractors"), Landlord's consent shall be deemed conditioned upon each of Tenant's Contractors (i) working in harmony and not interfering with any of Landlord's contractors, laborers, or materialmen, and (ii) furnishing Landlord with evidence of acceptable liability insurance, worker's compensation coverage, and if required by Landlord, completion bonding. If at any time Tenant's Contractors cause disharmony or interference with Landlord's contractors, laborers, or materialmen, the consent granted by Landlord to Tenant may be withdrawn immediately upon written notice from Landlord to Tenant. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of alterations, additions, or improvements and for final approval thereof upon completion, and shall cause any alterations, additions, or improvements to be performed in compliance therewith and with all applicable law and requirements of public authorities and with all applicable requirements of insurance bodies. All alterations, additions, or improvements are to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (i) the original installations of the Building, or (ii) the then standards for the Building established by Landlord. Upon the completion of work and upon request by Landlord, Tenant shall provide Landlord copies of all waivers or releases of lien from each of Tenant's Contractors. No alterations, modifications, or additions to the Building Complex or the Leased Premises may be removed by Tenant either during the Term or upon the Expiration Date or the Termination Date without the express written approval of Landlord. Tenant will not be entitled to any reimbursement or compensation resulting from its payment of the Cost of constructing all or any portion of said improvements or modifications thereto unless otherwise expressly agreed by Landlord in writing. Tenant agrees specifically that no vending machine will be installed within the Leased Premises without the prior written consent of Landlord.

      15.2. Landlord's approval of Tenant's plans for work will create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with the laws, rules, and regulations of governmental agencies or authorities, including, but not limited to, the Americans with Disabilities Act. Landlord may, at its option and at Tenant's expense, require that Landlord's contractors be engaged for any mechanical or electrical work or other building or leasehold improvement.

      15.3. At least five (5) days prior to the commencement of any work permitted to be done at the Leased Premises by persons requested by Tenant, Tenant shall notify Landlord of the proposed work and the names and addresses of Tenant's Contractors. During any such work on the Leased Premises, Landlord, or its representatives, may go upon and inspect the Leased Premises at all reasonable times, may post and keep posted thereon building permits, and may take any further action that Landlord may deem to be proper for the protection of Landlord's interest in the Building Complex.



        ARTICLE 16.  FURNITURE, FIXTURES, AND PERSONAL PROPERTY

      16.1. Tenant, at its sole cost and expense, may remove its trade fixtures, office supplies, and movable office furniture and equipment not attached to the Building Complex or Leased Premises provided:

           16.1.1. the removal is made prior to the Expiration Date or the Termination Date;

           16.1.2. Tenant is not in default of any obligation or covenant under this Lease at the time of the removal; and

           16.1.3. Tenant promptly repairs all damage caused by the removal.

      16.2. If Tenant does not remove its trade fixtures, office supplies, and movable furniture and equipment as hereinabove provided prior to the Expiration Date or the Termination Date (unless prior arrangements have been made with Landlord and Landlord has agreed in writing to permit Tenant to leave such items in the Leased Premises for an agreed period) , then, in addition to its other remedies, at law or in equity, Landlord may (after the Expiration Date or the Termination Date or upon the expiration of any such agreed period, whichever is applicable) have such items removed and stored at Tenant's sole cost and expense, and all damage to the Building Complex or the Leased Premises resulting from said removal is to be repaired at the cost of Tenant, or Landlord may elect that such items automatically become the property of Landlord upon the Expiration Date or the Termination Date or the expiration of any such agreed period, and Tenant will have no further rights with respect to such property or to reimbursement for such property. All other property in the Leased Premises, any alterations, or additions to the Leased Premises (.including wall-to-wall carpeting, paneling, wall covering, and specially constructed or built-in cabinetry or bookcases) , and any other article attached or affixed to the floor, wall, or ceiling of the Leased Premises will become the property of Landlord and remain upon and be surrendered as part of the Leased Premises at the Expiration Date or Termination Date or at the expiration of any such agreed period regardless of who paid therefor, and Tenant hereby waives all rights to any payment or compensation therefor. If, however, Landlord so requests, in writing, Tenant shall remove, prior to the Expiration Date or the Termination Date, any and all alterations, additions, fixtures, equipment, and property placed or installed in the Leased Premises and shall repair any damage caused by such removal.

      16.3. All fixtures, trade fixtures, and personal property belonging to Tenant or any other person and that is now or hereafter located in the Leased Premises or any other part of the Building Complex are there solely at the risk of Tenant or such other party. Landlord and its employees and Landlord's agents and their employees are not to be liable for any damage to such property or for the theft or misappropriation of such property unless the damage, theft, or misappropriation is the result of gross negligence by Landlord or its agents or their employees.



                           ARTICLE 17.  TAXES

      Tenant shall pay, prior to delinquency, all business and other taxes, charges, notes, duties, and assessments levied, and rates or fees imposed, charged, or assessed against or in respect of Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Building Complex, and shall hold Landlord harmless from and against all payment of such taxes, charges, notes, duties, assessments, rates, and fees, and against all loss and cost related thereto. Tenant shall cause said fixtures, furnishings, equipment, and other personal property to be assessed and billed separately from the real and personal property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment, and other personal property are assessed and taxed with Landlord's real property, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.



                    ARTICLE 18.  ASSIGNMENT AND SUBLETTING

      18.1. Neither Tenant nor Tenant's legal representatives nor successors in interest by operation of law or otherwise may assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest therein, or permit the use of a desk or other space within the Leased Premises by any third party, and any attempt to do so without the prior express written consent of Landlord will be void and of no effect, and will constitute an Act of Default. This prohibition against assigning or subletting is to be construed to include a prohibition against any assignment or subletting by operation of law. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation of this Lease will not cause the leasehold estate so surrendered or canceled to merge with any subleasehold estate existing under the Lease unless and until Landlord declares in writing its intention that the estates be merged. The Landlord may, at its option expressed in writing, treat any such surrender or cancellation as either (i) a termination of all or any one or more subleases (if any) existing under the Lease, or (ii.) an assignment to Landlord of Tenant's rights (but not its obligations) under all or any one or more of such subleases.

      18.2. A sale, transfer, pledge, or hypothecation by Tenant of all or substantially all of its assets or fifty percent (50%) or more of its stock; a merger of Tenant with another corporation; or if Tenant is a partnership, the sale, transfer, pledge, or hypothecation of fifty percent (Sot) or more of the beneficial ownership interest in Tenant will, in any of the foregoing cases if done without the prior written consent of Landlord and whether or not accomplished by one or more related or unrelated transactions, constitute a prohibited assignment of this Lease. This Section 18.2 will not be applicable to a corporation if the outstanding voting shares of its capital stock are listed and traded on a recognized national securities exchange.

      18.3. if Tenant desires to assign this Lease or sublease the Leased Premises or any portion thereof, Tenant shall give Landlord written notice of such desireto make such assignment or effect such sublease. At the time of giving such notice, Tenant shall provide Landlord with a copy of the proposed assignment or sublease document, and such information as Landlord may reasonably request concerning the proposed sublessee or assignee to assist Landlord in making an informed judgment regarding the financial condition, reputation, operation, and general desirability of the proposed sublessee or assignee. Landlord will then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing of Landlord's election to:

           18.3.1. terminate this Lease as to the space so affected as of the date specified by Tenant or as of the commencement date of the proposed assignment or sublease or as of the date of the Landlord's notice of election, in which event Tenant will be relieved of all further obligations hereunder as to the Leased Premises or said portion thereof, after paying all Rent due as of the date of the termination; or

           18.3.2. permit Tenant to complete the proposed assignment or sublease; or

           18.3.3. refuse to consent to Tenant's assignment or subleasing of the LeasedPremises or said portion thereof and to continue this Lease in full force and effect as to the entire Leased Premises.

If Landlord fails to notify Tenant of its election within said thirty (30) day period, Landlord will be deemed to have elected option 18.3.3 above. Landlord and Tenant agree that, in the event of any approved assignment or subletting, the rights of any such assignee or sublessee of Tenant herein shall be subject to all of the terms, conditions, and provisions of this Lease, including, without limitation, the restrictions on use, assignment, and subletting and the covenant to pay Rent. Landlord may collect Rent direct from such assignee or sublessee and apply the amount so collected to Rent. No such consent to or recognition of any such assignment or subletting will constitute a release of Tenant or any guarantor of Tenant's performance hereunder from further performance by Tenant or such guarantor of covenants undertaken to be performed by Tenant herein. Tenant and such guarantor will remain liable and responsible for all Rent and other obligations herein imposed upon Tenant. Consent by Landlord to a particular assignment, sublease, or other transaction will not be deemed a consent to any other or subsequent transaction. if Landlord consents to any such assignment, sublease, or other transaction, Tenant shall pay any reasonable attorneys, fees incurred by Landlord in connection with such transaction. All documents utilized by Tenant to evidence any subletting or assignment for which Landlord's consent has been requested, will be subject to prior approval by Landlord or its attorney. If any Rent payable to Tenant and other consideration paid in connection with the assignment or subletting by any sublessee, assignee, licensee, or other transferee exceeds the Rent reserved herein, then Tenant will be bound and obligated to pay Landlord all such excess Rent and other consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee, or other transferee, as the case might be.

      18.4. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq. (Bankruptcy Code), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment must be paid or delivered to Landlord, will be and remain the exclusive property of Landlord, and will not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any such monies or other consideration not paid or delivered to Landlord will be held in trust for the benefit of Landlord and will be promptly paid or delivered to Landlord. Any person or entity to whom this Lease is so assigned will be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease as of the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption. Tenant will not have the right to sublet or assign all or any part of this Lease while any default exists under this Lease.

      18.5. Notwithstanding the foregoing provisions, Landlord's consents under this Article 18 will not be unreasonably withheld or untimely delayed.



                       ARTICLE 19.  FIRE AND CASUALTY

      19.1. If the Leased Premises or any part thereof are at any time damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Building Complex is at any time damaged by fire or other casualty and any of the following applies: (i) substantial alteration or reconstruction of the Building Complex is, in Landlord's reasonable opinion, required (whether or not the Leased Premises shall have been damaged by such fire or other casualty), (ii) any mortgagee under a mortgage or deed of trust covering the Building Complex requires that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, (iii) the Building Complex is damaged as a result of a risk that is not covered by Landlord's insurance, or (iv) the Leased Premises is materially damaged during the last year of the Term, then Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within thirty (30) days after the date of such damage or casualty, in which event the Rent will be abated as of the date of such notice. In cases of less than such substantial damage and upon receipt of the insurance proceeds for the damage, Landlord shall restore and repair the Leased Premises.

      19.2. If Landlord elects not to terminate this Lease as herein provided and if repairs have not been commenced within sixty (60) days from the date of damage and thereafter completed within six (6) months (excepting that Landlord shall not be responsible for delays brought about by Force majeure, as described in Article 10 hereof) , this Lease may be immediately terminated by Tenant by serving written notice upon Landlord.

      19.3. To the extent of the insurance proceeds available to Landlord therefor, Landlord shall repair and restore the Building Complex and/or the Leased Premises to substantially the same condition in which they were immediately prior to the fire or other casualty, except that Landlord will have no obligation to rebuild, repair, or replace any part of Tenant's furniture, fixtures, furnishings, or equipment or any alterations, additions, or improvements made by Tenant to the Leased Premises pursuant to Article 15 of this Lease. Landlord's repair or restoration work need not exceed the scope of work done in originally constructing the Building Complex and the Leased Premises. Landlord will not be liable for any inconvenience, annoyance, or injury done to the business of Tenant resulting in any way from such damage or the repair thereof and Tenant's obligations to pay Rent will continue unabated, except Landlord shall allow Tenant an equitable reduction of Rent during the time and to the extent the Leased Premises are unfit for occupancy unless the unfitness results from the fault or negligence of Tenant or the other parties described below in Section 19.4.

      19.4. If the Leased Premises or the Building Complex are totally destroyed or partially damaged by fire or other casualty resulting from the fault or negligence of Tenant, or its agents, employees, licensees, or invitees, such damage shall be repaired by and at the expense of Tenant (to the extent that such destruction or damage is not covered by the fire and extended coverage insurance carried by Landlord as provided herein), under the direction and supervision of Landlord, and Rent shall continue without abatement.



                         ARTICLE 20.  CONDEMNATION

      If any material part of the Leased Premises or the Building Complex is taken by exercise of the power of eminent domain or by conveyance in lieu thereof during the Term, Landlord may elect to terminate this Lease upon written notice to Tenant within thirty (30) days after the date of such taking or transfer in lieu thereof or to continue the same in effect. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Leased Premises, Building, or Building Complex will be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord will have no interest in any award made to Tenant for the taking of Tenant's fixtures and other personal property or moving expenses if a separate award for such items is made to Tenant. if this Lease is terminated as a result of any such exercise of the power of eminent domain, Rent will be payable up to the date that possession is taken by the condemning authority; Landlord shall refund to Tenant any prepaid unaccrued Rent, less any sum then owing by Tenant to Landlord; and Tenant will have no claim against Landlord for the value of any unexpired portion of the Term. If such condemnation does not result in the termination of this Lease, the Rent thereafter to be paid will be proportionately reduced as to the apace affected.



                        ARTICLE 21.  HOLD HARMLESS

      21.1. TENANT AGREES TO DEFEND, WITH COUNSEL APPROVED BY LANDLORD, ALL ACTIONS AGAINST LANDLORD, ANY PARTNER, TRUSTEE, STOCKHOLDER, OFFICER, DIRECTOR, EMPLOYEE, AGENT, OR BENEFICIARY OF LANDLORD, HOLDERS OF MORTGAGES SECURED BY THE LEASED PREMISES OR THE BUILDING COMPLEX, AND ANY OTHER PARTY HAVING AN INTEREST THEREIN (INDEMNIFIED PARTIES) WITH RESPECT TO, AND AGREES TO PAY, PROTECT, INDEMNIFY, AND SAVE HARMLESS, TO THE EXTENT PERMITTED BY
LAW, ALL INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES), CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS, AND JUDGMENTS OF ANY NATURE TO WHICH ANY INDEMNIFIED PARTY IS SUBJECT BECAUSE OF ITS ESTATE OR INTEREST IN THE LEASED PREMISES OR THE BUILDING COMPLEX ARISING FROM (i) INJURY TO OR DEATH OF ANY PERSON, OR DAMAGE TO OR LOSS OF PROPERTY, TO THE EXTENT CAUSED BY OR ATTRIBUTABLE TO TENANT, OCCURRING ON THE LEASED PREMISES, THE BUILDING COMPLEX, OR ADJOINING SIDEWALKS, STREETS, OR WAYS, OR, IN ANY OF THE FOREGOING CASES, CONNECTED WITH THE USE, CONDITION, OR OCCUPANCY OF THE LEASED PREMISES, THE BUILDING COMPLEX SIDEWALKS, STREETS, OR WAYS UNLESS CAUSED BY THE GROSS NEGLIGENCE OF LANDLORD OR ITS SERVANTS OR AGENTS, (ii) VIOLATION OF THIS LEASE BY OR ATTRIBUTABLE TO TENANT, AND (iii) ANY ACT, FAULT, OMISSION, OR OTHER MISCONDUCT OF TENANT OR ITS AGENTS, CONTRACTORS, LICENSES, SUBLESSEES, OR INVITEES. TENANT AGREES TO USE AND OCCUPY THE LEASED PREMISES AIM OTHER FACILITIESOF THE BUILDING COMPLEX AT ITS OWN RISK, AND HEREBY RELEASES THE INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS FOR ANY DAMAGE OR INJURY TO THE FULLEST EXTENT PERMITTED BY LAW.

      21.2. Tenant agrees that Landlord WILL not be responsible or liable to Tenant, its agents, employees, licensees, or invitees for fatal or non-fatal bodily injury or property damage occasioned by the acts or omissions of any other tenant, of the Building Complex or such other tenant's agents, employees, licensees, or invitees.



                      ARTICLE 22.  DEFAULT BY TENANT

      22.1.     The term "Act of Default" refers to the occurrence of any one
(1) or more of the following:

           22.1.1. Failure of Tenant to pay, within five (5) days following the due date, any sum required to be paid under this Lease (Monetary Default);

           22.1.2. Failure of Tenant to have performed or complied with any of Tenant's obligations, covenants, or agreements (other than a Monetary Default) under the expiration of ten (10) days after written notice of the obligation, covenant, or agreement in default has been given in the manner required under this Lease.

           22.1.3. If Tenant or any guarantor of Tenant's obligations under this Lease (Guarantor) admits in writing that it cannot meet its obligations as they become due or is declared insolvent according to any law; if assignment of Tenant's or Guarantor's property is made for the benefit of creditors; if a receiver or trustee is appointed for Tenant or Guarantor or its property; if the interest of Tenant or Guarantor under this Lease is levied on under execution or other legal process; if any petition is filed by or against Tenant or Guarantor under bankruptcy laws or to delay, reduce, or modify Tenant's or Guarantor's debts or obligations; or if any petition is filed or other action taken to reorganize or modify Tenant's or Guarantor's capital structure (if Tenant or Guarantor is a corporation or other entity. No such levy, execution, legal process, or petition filed against Tenant or Guarantor will constitute a breach of this Lease it Tenant or Guarantor vigorously contests the same by appropriate proceedings and removes or vacates the same within sixty (60) days from the date of its creation, service, or filing;

           22.1.4. Whether or not the Tenant is in Monetary Default, the abandonment of the Leased Premises, the vacating of the Leased Premises for ten (10) consecutive days, or vacating the Leased Premises by the removal of a substantial part of Tenant's furniture and fixtures;

           22.1.5. The discovery by Landlord that any financial statement given by Tenant, by any of its assignees, subtenants, or successors-in-interest, or by any Guarantor was materially false; or


           22.1.6. If Tenant or any Guarantor shall die, cease to exist as a corporation or partnership, be otherwise dissolved or liquidated, become insolvent, or make a transfer in fraud of creditors.

      22.2. While any Act of Default remains uncured Landlord, at its option, may pursue one or more of the following remedies without notice or demand and in addition to all other rights and remedies provided for in law or in equity:

           22.2.1. Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord;

           22.2.2. Enter upon or take possession of the Leased Premises and its contents and expel or remove Tenant, any other occupant, and any contents therefrom with or without having terminated the Lease and without being liable for prosecution of any claim of damages therefor; and

           22.2.3. Upon delinquency in the payment of any part of Rent, change or alter door locks and other security devices at the Leased Premises consistent with the requirements of applicable law.

      22.3. If Landlord exercises any one or more remedies hereunder granted or otherwise available, it shall not be deemed to be an acceptance by Landlord of Tenant's surrender of the Leased Premises, either by agreement or by operation of law, and it is understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others in the Leased Premises is to be deemed unauthorized or constitute a conversion, Tenant hereby consenting to the aforesaid exercise of dominion over Tenant's property within the Leased Premises after any Act of Default. All claims for damages by reason of any such re-entry, repossession, and alteration Of locks or other security devices, or by reason of any one or more of such acts, are hereby waived as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings, or other legal or equitable process. Tenant agrees that any re-entry by Landlord may be effected as permitted in a judgment obtained in legal proceedings or without the necessity of legal proceedings, as Landlord may elect, and Landlord will not be liable in trespass or otherwise for any re-entry.

      If Landlord elects to regain possession of the Leased Premises by a summary proceeding or forcible detainer proceedings, Tenant hereby specifically waives, to the extent permitted by law, any statutory notice that may be required prior to such proceeding and agrees that Landlord's execution of this Lease is in part consideration for this waiver.

      22.4. If Landlord elects to terminate Tenant's right of possession under this Lease, Landlord may without further notice repossess the Leased Premises, and Tenant will be liable as provided below in this subsection. If Tenant's right of possession under this Lease is terminated in accordance with the provisions of this subsection, Tenant will remain liable to Landlord for damages in an amount equal to (i) the Rent and other sums that would have been owed under this Lease by Tenant for the balance of the Term had Tenant's right of possession under this Lease not been terminated, less the net proceeds, if any, of any reletting of the Leased Premises by Landlord after such termination after deducting all of Landlord's expenses in connection with such reletting, including without limitation, the expenses enumerated in
Section 21.5 below, and (ii) the unamortized portion of the cost of Landlord's Work, amortized on a straight-line basis over the initial term of this Lease. Landlord will be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord will be entitled to receive the same from Tenant on each such day.

      22.5. Alternatively, at the option of Landlord, if this Lease is terminated, Landlord will be entitled to ((i) accelerate and collect from Tenant the Rent due under this Lease from the date on which the Act of Default occurred through the date that would otherwise have been the Expiration Date of this Lease if and when the Act of Default is a Monetary Default under
Article 4, a failure to obtain the required insurance coverage under Article 13, or a violation of Section 3.1 or Article 18; or, at Landlord's election
(ii) recover forthwith against Tenant as damages for loss of the bargain and not as a penalty (and Tenant will be liable for and shall pay to Landlord) the sum of all Rent and other indebtedness accrued to the date of such termination, plus, as damages for loss of the bargain and not as a penalty, an amount equal to the then-present value of the Rent and any and all other sums reserved under this Lease for the remaining portion of the Term (had such Term not been terminated by Landlord prior to the Expiration Date), plus all costs of reletting enumerated in Section 22.6 below, less the present value of the then-fair rental value of the Leased Premises for such period. The parties hereby stipulate that such fair rental value will in no event be deemed to exceed sixty percent (60*) of the then-present value of the Rent reserved for such period. For computations of present value, the parties agree to use a six percent (6%) per annum interest figure. The foregoing, together with any other damages incurred by Landlord in connection with the termination of this Lease, will accrue interest at the highest applicable non-usurious rate permitted by applicable law.

      22.6. Should Landlord elect not to terminate this Lease, Landlord may, without notice or demand, enter upon the Leased Premises or any part thereof and take absolute possession of the same, and, at Landlord's option, Landlord may relet the Leased Premises or any part thereof upon such terms and such rents as Landlord may reasonably elect (which may include concessions of free rent and alteration of the Leased Premises). Landlord shall use reasonable efforts but will not be obligated to relet the Leased Premises, and under no circumstances will Landlord be required to lease the Leased Premises below the then-current market rental rates being obtained for similar office buildings in a similar area or to lease the same to any Tenant not creditworthy or otherwise unacceptable to Landlord and Landlord will in no way be responsible or liable for any failure to relet the Leased Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. If Landlord elects to so relet, then any rent received by Landlord from such reletting will be applied first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to payment of any reasonable cost of such reletting, including, without limitation, all repossession costs, legal expenses, attorneys' fees, concessions, moving and/or storage costs, alteration, remodeling and repair costs, leasing commissions, and other expenses of preparation for such reletting; and third, to the payment of Rent due and unpaid hereunder, and Tenant shall satisfy and pay any deficiency between the rents so collected from the Rents reserved herein upon demand therefor from time to time, and the unamortized portion of the cost of the Landlord's Work, amortized on a straight-line basis over the initial term of this Lease. In no event will Tenant be entitled to any excess of any rent obtained by reletting over and above the Rent herein reserved.

      22.7. Tenant further agrees that Landlord may file suit from time to time to recover any sums due under the terms of this Lease and that no recovery of any portion due Landlord hereunder will be a defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Reletting the Leased Premises will not be construed as an election on the part of Landlord to terminate this Lease, and notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach, whereupon the foregoing provisions with respect to termination will apply. Nothing herein will be deemed to require Landlord to await the date whereon this Lease or the Term hereof would have expired by its terms had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease will be cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies are cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorneys, fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

      22.8. If Tenant fails to make any payment or cure any default under this Lease within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon, Tenant will be obligated and hereby agrees to pay Landlord, upon demand, all reasonable costs, expenses, and disbursements, plus fifteen percent (15%) overhead cost incurred by Landlord in connection therewith.

      22.9. In addition to Landlord's rights set forth above, if Tenant fails to pay Rent or any other amount owing hereunder within the time period set forth in Section 22.1.1 above more than two (2) times during any calendar year during the Term, or any extension thereof, then upon the occurrence of the third or any subsequent default in the payment of monies during said calendar year, Landlord may require that Tenant, as a condition precedent to curing such default, pay to Landlord, by check or money order, in advance, the Rent and Landlord's estimate of all other amounts that will become due and owing hereunder by Tenant for a period of two (2) months. All such amounts shall be paid by Tenant within thirty (30) days after notice from Landlord demanding the same. All monies so paid are to be retained by Landlord, without interest, for the balance of the Term and any extension thereof, and are to be applied by Landlord to the last due amounts owing hereunder by Tenant. if, however, Landlord's estimate of the Rent and other amounts for which Tenant is responsible hereunder are inaccurate, then when such error is discovered, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, within thirty (30) days after written notice thereof, the excess or deficiency, as the case may be, that is required to reconcile the amount on deposit with Landlord with the actual amounts for which Tenant is responsible.

      22.10. Nothing contained in this section will limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be equal to or greater or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an Act of Default only when such proceeding, action, or remedy will be taken or brought by or against the then holder of the leasehold estate under this Lease or the Guarantor.

      22.11. In the event of any Act of Default or breach by Tenant, or threatened or anticipatory breach or default, Tenant will also be liable and shall pay to Landlord, in addition to any sums provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; the coats of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling, or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and remedies, including reasonable attorneys, fees, whether suit was actually filed or not.

      22.12. in the event of termination or repossession of the Leased Premises for an Act of Default, Landlord will have no obligation to relet or attempt to relet the Leased Premises or any portion thereof, or to collect rental after reletting, and in the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period to any tenant at any rental and for any use or purpose.

      22.13. Landlord is entitled to accept, receive, in check or money order, and deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply them at Landlord's option to any obligation of Tenant, and such amounts will not constitute payment of any amount owed, except that to which Landlord has applied them. No endorsement or statement on any check or letter of Tenant will be deemed an accord and satisfaction or recognized for any purpose whatsoever. The acceptance of any such check or payment will be without prejudice to Landlord's rights to recover any and all amounts owed by Tenant hereunder and will not be deemed to cure any other default nor prejudice Landlord's rights to pursue any other available remedy.

      22.14. In the event of any default by Landlord, Tenant's exclusive remedy will be an action for damages, Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and upon Rent due Landlord. Prior to any such action for damages, Tenant must give Landlord written notice specifying such default with particularity, and Landlord will thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any such default. Unless and until Landlord fails to cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder are to be construed as covenants, not conditions.

      22.15. In addition to and without limiting the foregoing, in the event of any abandonment of the Leased Premises by Tenant, if Landlord does not elect to declare this Lease terminated, then Tenant shall remain obligated, notwithstanding any such discontinuance or cessation of operations, to perform all covenants and agreements under this Lease, including, without limitation, payment of all Base Rent and all Additional Rent and other sums provided for herein.




            ARTICLE 23.  LIEN FOR RENT AND SECURITY AGREEMENT

      To secure the payment of all Rent due and to become due under this lease and the faithful performance of all the other covenants of this Lease required to be performed by Tenant, Tenant grants to Landlord an express contract lien on and first security interest in and to all property, equipment, machinery, trade fixtures, chattels, and merchandise that may be placed in the Leased Premises and all proceeds of any insurance that may accrue to Tenant by reason of damage to or destruction of any such property (such property, equipment, trade fixtures, chattels, merchandise, and insurance proceeds being collectively called the "Tenant's Property"), and agrees that this Lease constitutes a security agreement with respect to the Tenant's Property. The lien and security interest granted in this Article are given in addition to and are cumulative to any statutory liens. Tenant agrees to execute from time to time at the request of Landlord UCC-1 Financing Statements referencing this security agreement in a form satisfactory to Landlord, and to file originals of such statements with the recording offices where (i) the Leased Premises are located, and (ii) Tenant maintains its principal business office or residence, or wherever else such statements would ordinarily be filed to perfect Landlord's security interest in the Tenant's Property under the laws of the State where the Leased Premises are located. in addition to all other rights of Landlord under this Lease, upon Tenant's default Landlord will have all of the remedies of a secured party with respect to the Tenant's Property. The contract lien and security interest granted to Landlord in this Article 23 and all statutory liens covering the Tenant's Property are sometimes in this
Article 23 called the "Landlord's Liens." Notwithstanding anything to the contrary in this Article 23, the Landlord's Liens will be subordinate to a properly perfected purchase money security interest created under a security agreement executed by the Tenant and held by a secured party not related to the Tenant.



                       ARTICLE 24.  RIGHT TO RELOCATE

      Notwithstanding anything in this Lease to the contrary, Landlord retains the right and power to relocate Tenant upon thirty (30) days' written notice within the Building in such space that is comparable in size and location and suited to Tenant's use, such right and power to be exercised reasonably. Landlord will not be liable or responsible for any claims, damages, or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power will include, but not be limited to, a relocation to consolidate the Rentable Area occupied in order to provide Landlord's services more efficiently or a relocation to provide contiguous vacant space for a prospective tenant. If Landlord exercises the right to relocate Tenant under this Article 24, the substituted premises will be the "Leased Premises" under this Lease with respect to the remaining portion of the Term, and a new amended Exhibit B showing the new Leased Premises will be substituted for the original Exhibit B attached hereto. Landlord agrees to pay Tenant's expenses to move its furniture, fixtures, and equipment to such substituted Leased Premises, PLUS the cost to reprint stationary and other Printed matter in such amounts as are on hand at the time of relocation and the costs to pull cable and phone wiring for the relocation space.



                        ARTICLE 25.  ATTORNEYS' FEES

      If Landlord or Tenant, because of a breach by the other, places the enforcement of any provision of this Lease, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Leased Premises, in the hands of any attorney, or file suit based on this Lease, the prevailing party will be entitled to recover its reasonable attorneys' fees and all court costs, if any, from the non-prevailing party.



                          ARTICLE 26.  NON-WAIVER

      Neither acceptance of any payment by Landlord from Tenant nor failure by Landlord to complain of any action, non-action, or default by Tenant will constitute a waiver of any of Landlord's rights hereunder. Time is of the essence with respect to the performance of every obligation of Tenant under this Lease in which time of performance is a factor. Waiver by Landlord or Tenant of any right or remedy arising in connection with any default by the other will not constitute a waiver of such right or remedy or any other right or remedy arising in connection with either a subsequent default of the same obligation or any other default. No right or remedy of Landlord or Tenant hereunder or covenant, duty, or obligation of Landlord or Tenant hereunder will be deemed waived unless the waiver is in writing and signed by the waiving party or its duly authorized agent.



                     ARTICLE 27.  RULES AND REGULATIONS

      Reasonable rules and regulations applying to all tenants in the Building Complex for the safety, care, and cleanliness of the Building Complex and the preservation of good order are made a part of and attached to this Lease as Exhibit D (and such rules and regulations together with all amendments and additions that may be adopted by Landlord are collectively called the "Rules and Regulations"). Tenant agrees to comply with all of the Rules and Regulations. Landlord will have the right at all times to change the Rules and Regulations and to amend them in any reasonable manner that Landlord deems advisable, all of which changes and amendments are to be sent by Landlord to Tenant in writing and thereafter are to be carried out and observed by Tenant. Landlord will not have any liability to Tenant for any failure of any other tenants of the Building Complex to comply with the Rules and Regulations.



                    ARTICLE 28.  ASSIGNMENT BY LANDLORD

      Landlord will have the right to transfer or assign, in whole or in part, all its rights and obligations under this Lease and in the Leased Premises and the Building Complex. Upon any such transfer or assignment, no liability or obligation under this Lease will accrue or be charged to the transferring or assigning Landlord after the transfer or assignment.



                     ARTICLE 29.  LIABILITY OF LANDLORD

      It is expressly understood and agreed that the obligations of Landlord under this Lease are to be binding upon Landlord and its successors and assigns and any future owner of the Building Complex only with respect to events occurring during its and their respective ownership of the Building Complex. In addition, Tenant agrees to look solely to Landlord's interest in the Building Complex for recovery of any judgment against Landlord arising in connection with this Lease, it being agreed that neither Landlord nor any successor or assign of Landlord nor any future owner of the Building complex, nor any partner, shareholder, or officer of any of the foregoing will ever have personal, partnership, or corporate liability for any such judgment.



                ARTICLE 30.  SUBORDINATION AND ATTORNMENT

      This Lease, at Landlord's option, will be subordinate to any mortgage, ground lease, or declaration of covenants regarding maintenance and use of any areas contained in any portion of the Building (now or hereafter affecting title to the Building) , and to any and all advances made under any mortgage and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant agrees, with respect to any of the foregoing documents, that no documentation other than this Lease will be required to evidence such subordination. If any holder of a mortgage elects for this Lease to be superior to the lien of its mortgage and gives written notice thereof to Tenant, then this Lease will automatically be deemed prior to such mortgage whether this Lease is dated earlier or later than the date the mortgage is executed or recorded. Tenant agrees to execute such documents as may be further required to evidence such subordination or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and Tenant does hereby make, constitute, and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place, and stead, to execute such documents if Tenant fails to do so within five (5) days after written demand. This power of attorney is coupled with an interest. Tenant hereby attorns to all successor owners of the Building, whether or not such ownership is acquired as a result of a sale through foreclosure of a deed of trust or mortgage, or otherwise. Notwithstanding the foregoing, Tenant will be obligated to subordinate its leasehold interest to any mortgage, deed of trust, ground lease, or declaration of covenants now or hereafter placed upon the Building only if the holder of such mortgage or deed of trust or the landlord under such ground lease or the declarant under such declaration of covenants will grant to tenant a non-disturbance agreement, using the form of document then being employed by such holder, landlord, or declarant for such purposes, which will provide that Tenant, notwithstanding any default of Landlord hereunder, will have the right to remain in possession of the Leased Premises described herein in accordance with the terms and provisions of this Lease for so long as Tenant is not in default under this Lease. Additionally, upon not less than five (5) days, prior written request by Landlord, Tenant shall sign and deliver to Landlord a certificate stating whether this Lease is in full force and effect; whether any amendments or modification exist; whether any Monthly Rent has been prepaid and, if so, how much; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested, it being intended that any such statement delivered pursuant to this Article may be relied upon by Landlord and by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder or prospective holder of any mortgage encumbering the Building. Tenant's failure to deliver such statement within such time will constitute an Act of Default and will conclusively be deemed to be an admission by Tenant of the matters set forth in the request for an estoppel certificate.



                          ARTICLE 31.  HOLDING OVER

      If Tenant, or any party claiming under Tenant, retains possession of the Leased Premises after the Expiration Date or Termination Date, such possession will be that of a Holdover Tenant and an unlawful detainer. No tenancy or interest shall result from such possession, and such parties shall be subject to immediate eviction and removal. Tenant or any such party shall pay Landlord, as rent for the period of such holdover, an amount computed on the same basis as the Rent, except that the computations are to cover the holdover period, and the amount of rent payable to Landlord for the holdover period will be doublethe amount resulting from those computations. Tenant shall also be liable for any and all damages sustained by Landlord as a result of such holdover. Tenant shall vacate the Leased Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. The Rent during such holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease.



                            ARTICLE 32.  SIGNS

      No sign, symbol, or identifying marks shall be put upon the Building Complex, Building, in the halls, elevators, staircases, entrances, parking areas, or upon the doors or walls, without the prior written approval of Landlord. Should such approval ever be granted, all signs or lettering shall conform in all respects to the sign and/or lettering criteria established by Landlord. Landlord, at Landlord's sole cost and expense, reserves the right to change the door plaques as Landlord reasonably deems desirable.



                    ARTICLE 33.  HAZARDOUS SUBSTANCES

      33.1. With respect to Tenant's use of the Building Complex, Tenant shall at all times, at its own cost and expense, comply with all federal, state, and local laws, ordinances, regulations, and standards relating to the use, analysis, production, storage, sale, disposal, or transportation of any hazardous materials (Hazardous Substance Laws), including oil or petroleum products or their derivatives, solvents, PCBIS, explosive substances, asbestos, radioactive materials or waste, and any other toxic, ignitable, reactive, corrosive, contaminating, or Pollution materials (Hazardous Substances) that are now or in the future subject to any governmental regulations.

      33.2. Tenant shall not generate, store, or dispose of any Hazardous Substances in or on the Leased Premises or the Building Complex. Except in emergencies or as otherwise required by law, Tenant shall not take any remedial action in response to the presence or release of any Hazardous Substances on or about the Building Complex without first giving written notice of the same to Landlord and receiving Landlord's written approval. Tenant shall not enter into any settlement agreement, consent decree, or other compromise with respect to any claims relating to any Hazardous Substances in any way connected with the Building Complex without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to participate in any such proceedings.

      33.3. All costs and expenses incurred by Landlord in connection with any environmental audit shall be paid by Landlord (and may be included in Operating Expenses), except that if any such environmental audit shows that Tenant has failed to comply with the provisions of this Article, or that the Building Complex (including surrounding soil and any underlying or adjacent groundwater) has become contaminated due to the operations or activities in any way attributable to Tenant, then all of the costs and expenses of such audit shall be paid by Tenant.


      33.4. Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the Building Complex, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with (i) any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term, at or from the Leased Premises, (ii) Tenant's use or occupancy of the Leased Premises, or (iii) Tenant's failure to provide all information, make all submissions, and take all steps required by all authorities under the Hazardous Substance Laws and all other environmental laws. This indemnity will remain in effect notwithstanding that such fines, suits, procedures, claims, actions, and costs may be incurred after the Expiration Date or the Termination Date. Tenant's obligations and liabilities under this paragraph will survive the Expiration Date and the Termination Date.

      33.5. If Tenant's occupancy or conduct of business in or on the Leased Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building Complex, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after a bill for such additional premium is tendered by Landlord. In determining whether an increased premium is a result of Tenant's use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Building Complex showing the various components of the rate will be conclusive evidence of the several items and charges that make up the rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.



           ARTICLE 34.  COMPLIANCE WITH LAWS AND OTHER REGULATIONS

      Tenant, at its sole cost and expense, shall promptly comply with all federal, state, county, and municipal laws, statutes, ordinances, and governmental rules, regulations, or requirements, now or hereafter in force, including, but not limited to, the Americans with Disabilities Act, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any occupancy certificate issued pursuant to any law by any public officer or officers that impose any duty upon Landlord or Tenant insofar as they relate to or affect the condition, use, alteration, or occupancy of the Leased Premises. Landlord's approval of Tenant's plans for any improvements will create neither responsibility nor liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities, including, but not limited to, the Americans with Disabilities Act.



                          ARTICLE 35.  SEVERABILITY

      This Lease shall be construed in accordance with the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term, then It Is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of both parties that in lieu of each clause or provision that is Illegal, invalid, or unenforceable, there is added as a part of this Lease a clause or provision that is as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and that is legal, valid, and enforceable.



                           ARTICLE 36.  NOTICES

      36.1. Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served in writing and delivered personally, forwarded by certified or registered mail, postage prepaid, or recognized overnight courier, addressed as follows:

            If to Landlord:     Brookdale Investors, L.P.
                                3343 Peachtree Road NE
                                Suite 510
                                Atlanta, GA 30326

            with a copy to:     Fults Realty Corporation
                                16775 Addison Road
                                Suite 110
                                Addison, TX 75248

            If to Tenant:       The Premises

      36.2. Notice given In accordance with this Article will be effective upon (i) delivery in case of personal delivery, (ii) receipt or refusal in case of certified or registered mail.

      36.3. Prior to the Commencement Date, the address for notices to Tenant will be the address set forth by its signature below. After the Commencement Date, the address for notices to Tenant will be determined as provided In this Article. Such addresses may be changed from time to time by either party serving notice as provided above.



         ARTICLE 37.  OBLIGATIONS OF SUCCESSORS, PLURALITY, GENDER

      Landlord and Tenant agree that all the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants were used in each paragraph hereof, and shall bind and Inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors, and assigns. if the rights of Tenant hereunder are owned by two or more parties, or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of Tenant hereunder. When used In this Lease, words of any gender are to include any other gender, words In the singular number are to include the plural, and words in the plural number are to Include the singular, unless the context requires otherwise.



                       ARTICLE 38.  ENTIRE AGREEMENT

      This Lease and all attached addenda and exhibits constitute the entire agreement between Landlord and Tenant. No prior or contemporaneous written or oral leases or representations are binding. This Lease may not be amended, changed, or extended except by written instrument signed by Landlord and Tenant.



                      ARTICLE 39.  PARAGRAPH CAPTIONS

      Paragraph captions are for Landlord's and Tenant's convenience only, and neither limit nor amplify the provisions of this Lease.



                            ARTICLE 40.  CHANGES

      If any mortgagee requires a modification of this Lease that will neither bring about any Increased cost or expense to Tenant nor in any other way substantially and adversely change the rights and obligations Of Tenant hereunder, then Tenant agrees that this Lease may be so modified.



                           ARTICLE 41.  AUTHORITY

      Landlord and Tenant each represent to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available to Landlord, either by the provisions of this Lease or otherwise, may be enforced by Landlord.



                          ARTICLE 42.  BROKERAGE

      Tenant represents and warrants to Landlord that it has dealt only with Fults Realty Corporation, A Texas Corporation ("Landlord's Broker") and Grant Laughlin Office Finders ("Tenant's Broker") in negotiation of this Lease. Landlord shall make payment of the brokerage fee due to Landlord's Broker pursuant to and in accordance with a separate agreement between Landlord and Landlord's Broker. Tenant's Broker shall look only to Landlord's Broker for any commission or fee claimed by Tenant's Broker, and Landlord shall have no liability therefore. Tenant hereby agrees to indemnify and hold Landlord and/or Landlord's agent harmless of and from any and all damages, losses, costs, or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to Tenant's Broker and/or other person claiming through Tenant and arising out of or in connection with the negotiation, execution, and delivery of this Lease. Additionally, Tenant acknowledges and agrees Landlord and/or Landlord's agent shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional Or expansion space in the Building or renewals or extensions of this Lease.



                          ARTICLE 43.  EXHIBITS

      Exhibits A, B, C, D, E & F are attached hereto and Incorporated herein for all purposes and are hereby acknowledged by both Parties to this Lease.



                         ARTICLE 44.  APPURTENANCES

      The Leased Premises include the right of ingress and egress thereto and therefrom; however, Landlord reserves the right to make changes and alterations to the Building, its fixtures and shipments street entrances, doors, halls, corridors, lobbies, passages, elevators, escalators, stairways, toilets, and other parts of the Building that Landlord may deem necessary or desirable. Neither this Lease nor any use by Tenant of the Building or any passage, door, tunnel, concourse, plaza, or any other area connecting the garages or other buildings with the Building, shall give Tenant any right or easement of such use and the use thereof may, without notice to Tenant, be regulated or discontinued at any time and from time to time by Landlord without liability of any kind to Tenant and without affecting the obligations of Tenant under this Lease.



                        ARTICLE 45.  COUNTERCLAIM

      If Landlord acquires possession of the Leased Premises by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a re-entry within the meaning of that word as used in this Lease. In the event that Landlord commences any summary proceedings or action for nonpayment of Rent or other charges provided for in this Lease, Tenant shall not Interpose any counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors under or connected with this Lease or any Of its provisions.



                            ARTICLE 46.  RECORDING

      Tenant shall not record this Lease, but shall at the request of Landlord execute a memorandum or notice of the Lease in recordable form satisfactory to both Landlord and Tenant specifying the date of commencement and expiration of the term of this Lease and other information required or permitted by statute. Either Landlord or Tenant may then record the memorandum or notice of lease.



                     ARTICLE 47.  MORTGAGEE PROTECTION

      Tenant agrees to give all mortgagees and all trust deed holders, by Registered Mail, a Copy of any Notice of Default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and trust deed holders. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then the mortgagees and trust deed holders will have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure) in which event this Lease will not be terminated while such remedies are being diligently so pursued.




                             ARTICLE 48.  SHORING

      If any excavation or construction is made adjacent to, upon, or within the Building Complex or any part thereof, Tenant shall afford to any and all persons causing or authorized to cause such excavation or construction a license to enter upon the Leased Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building Complex or any portion thereof from injury or damage and to support the game by proper foundations, braces, and supports, without any claim for damages or indemnity or abatement of rent, and without any claim of a constructive or actual eviction of Tenant.

      IN WITNESS WHEREOF, Landlord and Tenant, acting herein through duly authorized individuals, have caused this Lease to be executed in multiple counterparts, each of which will have the force and effect of an original on this _____ day of ______________, 199__.



TENANT:  Natural Gas Technologies, Inc.

Tenant's Address for Notices
Before Commencement Date:

241 Pine Street                           By:  /S/ BRENT A. WAGMAN
Suite 10LA                                          Brent A. Wagman
Abilene, TX  79601                        Its: President
                                          Tax I.D. or Tax Exempt No.
                                          75-248-2823


                            LANDLORD:     Brookdale Investors, L.P.
                                          a Delaware Limited Partnership


                                  By:     Brookdale Partners
                                          a Georgia limited liability company
                                 Its:     Sole General Partners


                            By:  /S/ FRED H. HENRITZ
                            Name:  /S/ Fred H. Henritz
                            Title:  /S/ Manager



                                EXHIBIT A

                  PLOT PLAN WITH OUTLINE OF LEASED PREMISES



          Diagram represents layout of space rented under this lease.







The Atrium at Bent Tree

FLOOR 3

16775 ADDISON RD.
DALLAS, TEXAS



                                   EXHIBIT B

                               LEGAL DESCRIPTION




BEING a tract of land situated in the William Lomax Survey, Abstract No. 792 and being a part of The Atrium, an additional to the City of Addison as recorded in Volume 32006, Page 0361 of the Deed Records of Dallas County, Texas, and also being part of Lot 5 and Lot 19 of the Carroll Estates Addition, an addition to the City of Addison as recorded in Volume 10, Page 473 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod found at the intersection of the West line of Addison Road (60' R.O.W.) with the North line of Bent Tree Plaza (60' R.O.W.):

THENCE: North 89(Degrees)50'15" West, along the North line of said Bent Tree Plaza and or future R.O.W. for a distance of 730.00 ft. to an iron rod found for a corner;

THENCE: North 00(Degrees)14'16" West, for a distance of 307.75 ft. to an iron rod found for a corner;

THENCE: South 89(Degrees)50'15" East, for a distance of 730.00 ft. to an iron rod found in the West line of said Addison Road;

THENCE: South 00(Degrees)14'16" East, along the West line of said Addison Road for a distance of 307.75 ft. to the Point of Beginning and containing
5.1574 acres (224,656 sq.ft.) of land.



                                   EXHIBIT C

                                LANDLORD'S WORK


The Leased Premises shall be improved in accordance with the plans and notes listed below including:

painting & patching walls as noted; removing cabinet base; replacing missing carpet base throughout ; patching side of cabinet and painting it and steam cleaning carpets throughout.

Such improvements shall be at Landlord's sole cost and expense. Should Tenant desire any improvements beyond the scope of the work listed below then such improvements shall be at the Tenant's sole cost and expense.



                                  EXHIBIT D

                            RULES AND REGULATIONS


      1. The sidewalks, entries, passages, court, corridor, stairways, and elevatorsshall not be obstructed or used for purposes other than ingress or egress by Tenant, Tenant's employees, agents, or invitees.

      2. Tenant shall riot place within the Building any objects which exceed the floor weight specifications of the Building without the express prior written consent of Landlord. The placement and positioning of all such objects within the Building shall be reasonably prescribed by Landlord, and such objects shall, in all cases, be placed upon plates or footings of such size as shall be reasonably prescribed by Landlord. Any damage done to the Building by taking in or removing any heavy article from or overloading any floor in any way shall be paid by Tenant. Defacing or injuring in any way any part of the Building Complex by Tenant, his agent, or servants shall be paid by Tenant.

      3. Initial name and number plates on doors shall be provided by Landlord and any revisions or changes thereto shall be at the expense of Tenant. A directory, located in a conspicuous place and listing the names of the tenants of the Building, shall be provided by Landlord. Initial directory listings shall be at the cost of Landlord and any revisions or changes thereto shall be at the expense of Tenant. Any necessary revision in such directory shall be made by Landlord within a reasonable time after written notice from Tenant, but Landlord shall not be responsible for any inconvenience or damage caused to Tenant as a result of error in such directory.

      4. Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building with anything except normal picture hanging apparatus without the express prior written consent of Landlord. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. Without limitation upon any of the provisions of the Lease, Tenant shall refer all contractors, representatives, installation technicians, and other mechanics, artisans, and laborers rendering any service in connection with the repair, or permanent improvements of the Leased Premises to Landlord for Landlord's approval before performance of any such service. This Paragraph 4 shall apply to all work performed in the Building, including, without limitation, installation of telephones, telegraph equipment, electrical devices, and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other portion of the Building. Plans and specifications for such work prepared at Tenant's sole expense shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. Subject to the provisions of the lease, all installations, alterations, and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph, and similar wires are to be introduced to the Building Complex and Leased Premises and the location of telephones, call boxes, and other office equipment affixed to the Building Complex shall be subject to the express prior written approval of Landlord. Article 15 of the Lease will control if it conflicts with any provision of this Paragraph 4.

      5. Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Leased Premises without the written consent of Landlord. Landlord shall not be responsible to Tenant for loss of property from the Leased Premises or for any damage done to the furniture by any janitor, any of his employees, or by any other person. Any person employed by Tenant for the purposes of cleaning the Leased Premises, with the written consent of Landlord, must be subject to and under the control and direction of the Building janitor.

      6. Landlord shall furnish Tenant initial keys as reasonably required for each corridor door entering the Leased Premises. Additional keys shall be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall Tenant make any changes in existing locks or the mechanisms thereof. Tenant shall, upon the termination of its tenancy, provide Landlord or its representative with the combinations to all combination locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Leased Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord. Tenant shall pay to Landlord the reasonable cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall reasonably deem it necessary to make such a change.

      7. Tenant shall comply with all requirements necessary for the security of the Building Complex, including the use of service passes issued by Landlord for after hours removal of office equipment, packages, and signing in and/or out in the security register in the Building lobby after hours if required by Landlord. Landlord reserves the right to deny entrance to the Building or remove any person from the Building Complex in any case where the conduct of such person involves a hazard or nuisance to any tenant of the Building Complex or to the public or in the event of fire or other emergency, riot, civil commotion, or similar disturbance involving risk to the Building Complex, tenants, or the general public. Landlord also reserves the right to make such Rules and Regulations as it may see fit concerning the use of electric current, water, and other supplies of the Building and to designate such hours as the Building may be closed.

      8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. Any damage resulting to them from misuse or the defacing or injury of any part of the Building shall be paid for by Landlord, excepting only where defacing or injury is done by Tenant or an agent of Tenant. Tenant shall not waste water by interfering with the operation of any plumbing fixture.

      9. Tenant shall not disturb the occupants of the Building by the use of any musical or sound producing instruments, making unseemly noises, or by interference in any way. Tenant shall not bring any dogs or other animals into the Building other than seeing-eye dogs.

      10. Tenant shall not bring or keep within the Building any bicycle or motorcycle.

      11. All office equipment and any other devise of any electrical or mechanical nature shall be placed by Tenant in the Leased Premises in settings reasonably approved by Landlord so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations, or odors within the Building.

      12. Nothing shall be thrown out of the doors of the Building or down stairways or other passages by Tenant.

      13. All glass, locks, and trimmings in or about the doors and windows, and all electric globes and shades belonging to the Building Complex shall be kept whole; and whenever broken by Tenant, shall be immediately replaced or repaired and put in order by Tenant under the direction and to the satisfaction of Landlord.

      14. Canvassing, soliciting, and peddling in the Building is prohibited, and Tenant shall cooperate to prevent the same. Tenant shall notify the Building Manager promptly of any unauthorized person who is soliciting from or causing annoyance to tenants, their employees, guests, or invitees.

      15. Parking in unmarked areas, blocking of walkways, loading areas, entrances, or alleyways shall not be permitted. Should such a situation exist, Landlord, at its option, shall have the right to tow such vehicle away at the owner's expense.

      16. Landlord shall not be responsible for, and Tenant hereby indemnifies and holds Landlord harmless from any liability in connection with the loss, theft, misappropriation, or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry, or other items of personal property from the Leased Premises or other parts of the Building regardless of whether the Leased Premises or Building are locked at the time of such loss, UNLESS THE LOSS ARISES FROM LANDLORD'S WILLFUL OR NEGLIGENT ACTS OR OMISSIONS.

      17. Tenant, its agents, servants, and employees shall, before leaving the Leased Premises unattended, close and lock all doors and shut off all lights. Corridor doors, when not in use, shall be kept closed. Subject to applicable fire or other safety regulations, all doors opening into public areas of the Building Complex, and all doors upon the perimeter of the Leased Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Tenant uses the Leased Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Leased Premises immediately after using such doors.

      18. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in refuse containers provided therefor.

      19. To ensure orderly operation of the Building Complex, no deliveries inconsistent with normal operations of the Tenant as permitted under Section 3.1 of the Lease may be made to any leased area except by persons appointed or approved by Landlord in writing. There shall not be used in any space or in the public halls of the Building, either by Tenant, by jobbers, or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Hand trucks are not permitted in the passenger elevators.

      20. Tenant shall be responsible for any damage to carpeting and flooring as a result of rust or corrosion of the file cabinets, pot holders, roller chairs, and metal objects.

      21. Movement in or out of the Building complex of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise, or materials which requires use of elevators, is restricted to the freight elevator if applicable. Tenant shall use its best efforts to protect common areas and building elevators during movement in and out of the Building Complex of furniture or office equipment, or dispatch and receipt by Tenant of any bulky materials or merchandise. Movement through the building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be scheduled with the Building Management Office and done in a manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord, and subject to its decisions and control as to the time, method, and routing of movement, and as to limitations for safety or other concerns which may prohibit any article, equipment, or any other item being brought into the Building. Tenant shall assume all risk regarding damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of any act in connection with carrying out this service for Tenant from time of entering the Building Complex to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or person resulting from any act in connection with such service performed for Tenant.

      22. Tenant shall not use the Building for lodging, sleeping, or for any immoral or illegal purposes or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

      23. Tenant shall not obstruct or interfere with the rights of other tenants of the Building or of persons having business in the Building or in any way injure or annoy such tenants or persons.

      24. Tenant shall not commit any act or permit anything in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Building or for any other reason subject to the terms of this Lease.

      25. Tenant shall not commercially cook or prepare food, or place or use any inflammable, combustible, explosive, or hazardous fluid, chemical, device,substance, or material in or about the Building without the prior written consent of Landlord over and above its initial use and leased purpose of the Leased Premises. Tenant shall comply with the statutes, ordinances, rules, orders, regulations, and requirements imposed by governmental or quasi-governmental authorities in connection with fire and public safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building which shall result in an increase in the cost of any insurance purchased by Landlord in connection with this Lease.


      26. Tenant shall not install or use in the Building any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator, or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may reasonably direct.

      27. Landlord reserves the right to exclude or expel from the Building Complex any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the Rules and Regulations of the Building Complex.

      28. No signs, awnings, showcases, advertising de-ices, or other attached to the outside walls of the projections or obstructions shall be Building or attached or placed upon any Common Areas without the express prior written consent of Landlord. No blinds, drapes, or other window coverings shall be installed in the Building without the express prior written consent of Landlord. No sign, picture, advertisement, window display, or other public display or notice shall be inscribed, exhibited, painted, or affixed by Tenant upon or within any part of the Leased Premises in such a fashion as to be seen from the outside of the Leased Premises of the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant, Landlord may, within fifteen (15) days of written notice to Tenant, during which period Tenant may repair same, remove the articles constituting the violation without any liability unless a loss other than said removal arises from Landlord's willful or negligent acts or omissions, and Tenant shall reimburse Landlord for the reasonable expenses incurred in such removal upon demand and upon submission of applicable bills as Additional Rent under the Lease.

      29. Tenant shall not use the name of the Building (except as a portion of its address) or the name of Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia, or any other similar item without Landlord's express prior written consent.

      30. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant through placement of objects upon window sills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Leased Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety, or lighting system.

      31. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests, or visitors.

      32. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Leased Premises or the Building Complex. Landlord shall make adjustments, if necessary, in Landlord's reasonable discretion, to thermostats on call from Tenant.

      33. Smoking is prohibited in all common areas of the Building and in all other portions of the Building Complex as Landlord may determine in its sole judgment or as required by applicable law. Smoking will be permitted in designated smoking areas only.

      Landlord reserves the right to rescind any of these Rules and Regulations and to make such other and further Rules and Regulations as in its judgment shall, from time to time, be needed for the safety, protection, care, and cleanliness of the Building Complex, the operation thereof, the preservation of good order therein, and the protection of comfort of the tenants and their agents, employees, and invitees, which Rules and Regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed. All Rules and Regulations will be uniformly applied to all Tenants.



                                     EXHIBIT E

                                Base Rent Schedule



Period                           Annual Rent                 Monthly Rent

4/1/97 thru 8/31/98              $36,592.44                  $3049.37



                                    EXHIBIT F

                                PARKING AGREEMENT
                   RESERVED AND NON-RESERVED PARKING SPACES
                          COVERED PARKING AND SURFACE

      This Exhibit is attached to and a part of that certain Lease Agreement dated as of March 12, 1997 executed by and between Brookdale Investors, L.P. and Natural Gas Technologies, Inc. (the "Lease"). Any capitalized term not defined herein shall have the meaning assigned to it in the provisions of the Lease identified as the Basic Lease Provisions or Supplemental Lease Provisions, as applicable. Landlord and Tenant mutually agree as follows:

1. Parking Spaces. So long as the Lease of which this Exhibit is a part shall remain in effect, Tenant or persons designated by Tenant shall have the right (but not the obligation) to rent during the term of this Lease on (i) a reserved basis up to TWO (2) parking spaces in the Covered Parking and on a Non Reserved Basis up to FOUR (4) parking spaces in the surface parking lot adjacent to the Building (the "Surface Lot").

2. Parking Rental. The rent for such Covered Parking spaces shall be the rate from time to time designated by Landlord for the Building. On the execution date of the Lease, the parking rental rate is $25.00 for each reserved parking space in the Covered Parking, and $-0- for each unreserved parking space in the Surface Lot. Landlord shall provide Tenant at least thirty (30) days notice of any change in the parking rates in the Covered Parking and the giving of such notice shall be deemed an amendment to this Exhibit and Tenant shall thereafter pay the adjusted rent. All payments of rent for parking spaces shall be made
       (i) at the same time as Basic Monthly Rent is due under the Lease and
       (ii) to Landlord or to such persons (for example but without limitation, the manager of the Covered Parking) as Landlord may direct from time to time.

3. Rules and Regulations. A condition of any parking shall be compliance by the parker with rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and generally applicable rules and regulations for the Covered Parking and the Surface Lot as it deems necessary for the operation of the Covered Parking and the Surface Lot.

       (a) Cars must be parked entirely within the stall lines painted on the floor.

       (b)     All directional signs and arrows must be observed.

       (c)     The speed limit shall be five (5) miles per hour.

       (d) Parking is prohibited in areas not striped for parking, aisles, areas where "no parking" signs arc posted, in cross hatched areas and in such other areas as may be designated by Landlord or Landlord's agent(s) including, but not limited to, areas designated as "Visitor Parking" or reserved spaces not rented under this Exhibit.

       (e) Every parker is required to park and lock his own car. All responsibility for damage to cars or persons or loss of personal possessions is assumed by the parker.

       (f) Spaces which are designated for small, intermediate or full-sized cars shall be so used. No intermediate or full-size cars shall be parked in a parking spaces limited to compact cars.

4. Default. Failure to promptly pay the rent required hereunder shall constitute a default under the Lease and Landlord, may, at its option and in addition to all other remedies provided for in the Lease, terminate Tenant's rights to use the Covered Parking or the Surface Lot. Landlord may refuse to permit any person who Violates the rules to park in the Covered Parking and/or the Surface Lot and any violation of the rules shall subject the car to removal at the car owner's expense. No such refusal or removal shall create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of the Premises.